UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

The attached annual report to shareholders is the form sent to shareholders except for the corrected Trustees and Officers list. The corrected annual report to shareholders is posted on www.dws-scudder.com.

JULY 31, 2007

Annual Report
to Shareholders

DWS Core Plus Allocation Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on an underlying fund's derivative position. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2007

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 15, 2006 are 1.02%, 1.77% and .63% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 15, 2006 are 1.88%, 2.63%, and 1.49% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during the period shown reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 7/31/07
DWS Core Plus Allocation Fund	Life of Fund*
Class A	12.99%
Class C	12.15%
Institutional Class	13.22%
Russell 2000® Index+	8.90%
Lehman Brothers US Aggregate Index+	3.99%
Russell 1000® Value Index+	11.60%
Russell 1000® Growth Index+	15.86%
MSCI World Index+	17.06%
Blended Index+	11.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Core Plus Allocation Fund — Class A

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Quarterly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/07
DWS Core Plus Allocation Fund		Life of Class*
Class A	Growth of $10,000	$10,649
	Average annual total return	6.49%
Class C	Growth of $10,000	$11,115
	Average annual total return	11.15%
Russell 2000 Index+	Growth of $10,000	$10,890
	Average annual total return	8.90%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,399
	Average annual total return	3.99%
Russell 1000 Value Index+	Growth of $10,000	$11,160
	Average annual total return	11.60%
Russell 1000 Growth Index+	Growth of $10,000	$11,586
	Average annual total return	15.86%
MSCI World Index+	Growth of $10,000	$11,706
	Average annual total return	17.06%
Blended Index+	Growth of $10,000	$11,108
	Average annual total return	11.08%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $1,000,000 Investment

[] DWS Core Plus Allocation Fund — Institutional Class

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Quarterly periods ended July 31
Comparative Results as of 7/31/07
DWS Core Plus Allocation Fund		Life of Class*
Institutional Class	Growth of $1,000,000	$1,132,200
	Average annual total return	13.22%
Russell 2000 Index+	Growth of $1,000,000	$1,089,000
	Average annual total return	8.90%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,039,900
	Average annual total return	3.99%
Russell 1000 Value Index+	Growth of $1,000,000	$1,116,000
	Average annual total return	11.60%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,158,600
	Average annual total return	15.86%
MSCI World Index+	Growth of $1,000,000	$1,170,600
	Average annual total return	17.06%
Blended Index+	Growth of $1,000,000	$1,110,800
	Average annual total return	11.08%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 7/31/07	$ 11.07	$ 11.02	$ 11.08
8/16/06 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 8/16/06 (commencement of operations) to 7/31/07: Income Dividends	$ .22	$ .19	$ .23
Capital Gain Distributions	$ .0032	$ .0032	$ .0032

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 15, 2006 is .95% for Class S shares. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 15, 2006 is 1.81% for Class S Shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during the period shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns as of 7/31/07
DWS Core Plus Allocation Fund	Life of Fund*
Class S	13.20%
Russell 2000 Index+	8.90%
Lehman Brothers US Aggregate Index+	3.99%
Russell 1000 Value Index+	11.60%
Russell 1000 Growth Index+	15.86%
MSCI World Index+	17.06%
Blended Index+	11.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment

[] DWS Core Plus Allocation Fund — Class S

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Quarterly periods ended July 31
Comparative Results as of 7/31/07
DWS Core Plus Allocation Fund		Life of Class*
Class S	Growth of $10,000	$11,320
	Average annual total return	13.20%
Russell 2000 Index+	Growth of $10,000	$10,890
	Average annual total return	8.90%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,399
	Average annual total return	3.99%
Russell 1000 Value Index+	Growth of $10,000	$11,160
	Average annual total return	11.60%
Russell 1000 Growth Index+	Growth of $10,000	$11,586
	Average annual total return	15.86%
MSCI World Index+	Growth of $10,000	$11,706
	Average annual total return	17.06%
Blended Index+	Growth of $10,000	$11,108
	Average annual total return	11.08%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/07	$ 11.08
8/16/06 (commencement of operations)	$ 10.00
Distribution Information: 8/16/06 (commencement of operations) to 7/31/07: Income Dividends	$ .23
Capital Gain Distributions	$ .0032

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,033.60	$ 1,029.90	$ 1,034.50	$ 1,034.50
Expenses Paid per $1,000*	$ 3.48	$ 7.25	$ 2.22	$ 1.97
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,021.37	$ 1,017.65	$ 1,022.61	$ 1,022.86
Expenses Paid per $1,000*	$ 3.46	$ 7.20	$ 2.21	$ 1.96
Direct Fund Expenses and Estimated Indirect Underlying DWS Fund Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,033.60	$ 1,029.90	$ 1,034.50	$ 1,034.50
Expenses Paid per $1,000*	$ 7.61	$ 11.37	$ 6.36	$ 6.10
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,017.31	$ 1,013.59	$ 1,018.55	$ 1,018.79
Expenses Paid per $1,000*	$ 7.55	$ 11.28	$ 6.31	$ 6.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratio	.69%	1.44%	.44%	.39%
Estimated Indirect Expenses of Underlying DWS Funds	.82%	.82%	.82%	.82%
Estimated Net Annual Fund and Underlying DWS Fund Expenses	1.51%	2.26%	1.26%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Plus Allocation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Allocation Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2006.

BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Lead portfolio manager for Asset Allocation strategies: New York.

Joined the company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.

Joined the fund in 2006.

MS, Moscow State University;
MBA, University of Chicago Graduate School of Business.

In the following interview, Portfolio Managers Robert Wang and Inna Okounkova discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's commencement of operations on August 16, 2006 through July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global financial markets perform during the period under review?

A: US equities delivered a strong performance during the fund's reporting period. Stock prices were bolstered by a backdrop of robust global growth and better-than-expected corporate profits. Another important factor in the market's positive performance was the frantic buying activity of private equity firms, which purchase the stock of public companies at a premium in order to take them private. Also aiding the supply-and-demand equation was the continued flurry of stock buybacks by US corporations. The stock market suffered two major setbacks during the year, however, the first in early March and the second in the latter half of July. In both cases, investors grew concerned that housing market weakness and rising defaults in the subprime segment of the mortgage market would begin to weigh on the economy as a whole. Despite these two episodes of weakness, stocks produced a healthy gain for the full period. Within the equity market, non-US stocks outpaced their US-based peers, while growth outperformed value and large caps bested small caps.

The bond market provided a positive total return for the period, but this masks the exceptionally high level of underlying volatility for fixed income. Yields experienced substantial fluctuations during the period, reflecting investor uncertainty regarding the strength in the US economy and the likely direction of the US Federal Reserve Board (the Fed) policy. The bond market became particularly volatile in the final three months of the fund's reporting period. US Treasury rates soared to five-year highs in early June (reflecting falling prices) due to stronger-than-expected economic reports and concerns that foreign investors were reducing their purchases of US bonds. Treasuries surged over the subsequent six weeks, however, when a "flight to quality" was prompted by further fallout from the weakening US housing market. During this period of risk aversion, other areas of the bond market that previously had been performing very well — such as corporate bonds, high-yield debt and mortgage-backed securities — weakened significantly. Still, the asset class closed the period in positive territory.

Q: How did the fund perform?

A: The Class A shares of the fund returned 12.99% during the reporting period, which outperformed the 11.08% return of the benchmark. The benchmark, which is a blend of the asset classes in which the portfolio is invested, consists of an 18.75% allocation to four equity indices — the Russell 1000® Growth Index, Russell 1000® Value Index, Morgan Stanley Capital International (MSCI) World Index and Russell 2000® Index — along with a 25% allocation to the Lehman Brothers US Aggregate Index.1

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

It is important to note that the fund's Class A shares outperformed its benchmark in the three months in which financial market volatility was most pronounced: February, March and July. We believe this is the result not just of the fund's extensive diversification, but also our strategy of frequently rebalancing the portfolio. Since the primary goal of diversification is to help manage risk, we believe the strong performance of the fund during these periods helps illustrate the potential value of our approach.

Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Diversification does not eliminate risk or potential loss. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.

How is the fund managed?

"This is a fund-of-funds, designed to provide investors with a one-stop vehicle to achieve exposure to all of the major asset classes. The underlying funds in which we invest represent five funds in the DWS Scudder lineup, each of which strives to invest in the 'best ideas' within their respective asset classes. DWS Core Plus Allocation Fund provides investors with access to Deutsche Bank's collective research, portfolio management and technological capabilities from around the world. The funds are selected to provide a minimal amount of overlap among the underlying holdings in individual securities, providing a high level of diversification: Over 300 individual stocks, 30 countries and 10 industries are represented in the underlying funds. The portfolio's weightings are periodically rebalanced to ensure that the ideal weightings are maintained."

Portfolio Manager Robert Wang

Q: How did the fund's underlying positions affect performance?

A: DWS Core Plus Allocation Fund's largest holding, at 25% of net assets, is DWS Core Fixed Income Fund. Since this fund performed in line with the Lehman Brothers US Aggregate Index, it did not have a significant impact on the performance of DWS Core Plus Allocation Fund relative to its benchmark.

The top contributor to performance was DWS Global Thematic Fund, which invests in both the US and overseas markets. The fund's managers strive to identify the themes that they believe will be the important long-term drivers of the global business environment. Then they use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The potential advantage of this approach is that longer-term themes can continue to develop even when equity markets are under pressure.

Also making a positive contribution was our position in DWS Dreman Small Cap Value Fund. Even though growth stocks outpaced their value counterparts, the fund nonetheless outperformed its benchmark on the strength of effective individual stock selection.

What does the "Plus" in the fund's name represent?

"In addition to our primary investment approach, we seek to enhance returns by employing a global tactical asset allocation strategy we call iGap (integrated Global Alpha Platform). This strategy, which combines diverse macroeconomic investment views from various investment teams within Deutsche Asset Management may use futures and forward contracts to take advantage of short-term mispricings within the global equity, bond and currency markets. The fund may take both long and short investment positions to generate excess returns with a low correlation to the performance of the major global financial markets. Since a short position profits if the value of the underlying investment declines, the net effect of the fund's long and short trades in the iGap portion of the fund should be only a minimal increase in exposure to the performance of the global financial markets.

This element of the fund's positioning has not yet been implemented, but we intend to incorporate this into our approach once the fund reaches $50 million in net assets. As of July 31, the fund had $22 million in net assets."

Portfolio Manager Inna Okounkova

On the negative side, DWS Dreman High Return Equity Fund — which invests in large-cap value stocks — and DWS Capital Growth Fund — which invests in large-cap growth stocks — both underperformed their respective benchmarks.

Q: Do you have any closing thoughts for shareholders?

A: At various points thus far in 2007, market volatility spiked as investors grew more concerned about the impact of housing market difficulties on the broader US economy. In this environment, we believe investors are well-served by ensuring that their portfolios are extensively diversified. While diversification does not eliminate the risk of loss, of course, we believe our approach can continue to add value for shareholders.

Portfolio Summary

Asset Allocation	7/31/07	1/31/07

Equity	72%	71%
Fixed Income — Bonds	25%	24%
Fixed Income — Money Market	3%	5%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Shares	Value ($)

Equity Funds 72.4%
DWS Capital Growth Fund "Institutional"	73,894	3,940,028
DWS Dreman High Return Equity Fund "Institutional"	77,248	3,942,733
DWS Dreman Small Cap Value Fund "Institutional"	98,570	3,922,107
DWS Global Thematic Fund "S"	109,469	3,971,541
Total Equity Funds (Cost $15,473,216)		15,776,409

Fixed Income — Bond Fund 25.2%
DWS Core Fixed Income Fund "Institutional" (Cost $5,551,031)	520,065	5,491,883

Fixed Income — Money Market Fund 2.5%
Cash Management QP Trust (Cost $550,611)	550,611	550,611
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $21,574,858)+	100.1	21,818,903
Other Assets and Liabilities, Net	(0.1)	(29,327)
Net Assets	100.0	21,789,576
+ The cost for federal income tax purposes was $21,575,274. At July 31, 2007, net unrealized appreciation for all securities based on tax cost was $243,629. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $321,461 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,832.

For the period from August 16, 2006 (commencement of operations) through July 31, 2007, purchases and sales of mutual funds (excluding Cash Management QP Trust) aggregated $21,306,239 and $303,969, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments in Underlying Affiliated Funds, at value (cost $21,574,858)	$ 21,818,903
Receivable for Fund shares sold	336,078
Interest receivable	1,497
Dividends receivable	2,987
Due from Advisor	56,221
Other assets	4,735
Total assets	22,220,421
Liabilities
Payable for investments purchased	335,000
Payable for Fund shares redeemed	18,769
Other accrued expenses and payables	77,076
Total liabilities	430,845
Net assets, at value	$ 21,789,576
Net Assets Consist of
Undistributed net investment income	140,097
Net unrealized appreciation (depreciation) on investments	244,045
Accumulated net realized gain (loss)	172,624
Paid-in capital	21,232,810
Net assets, at value	$ 21,789,576

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,555,004 ÷ 1,134,459 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.07
Maximum offering price per share (100 ÷ 94.25 of $11.07)	$ 11.75

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,860,207 ÷ 622,592 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.02
Class S Net Asset Value, offering and redemption price(a) per share ($2,277,842 ÷ 205,507 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.08
Institutional Class Net Asset Value, offering and redemption price(a) per share ($96,523 ÷ 8,708 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.08
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended July 31, 2007*
Investment Income
Income distributions from Underlying Affiliated Funds	$ 161,380
Interest — Cash Management QP Trust	10,058
Total Income	171,438
Expenses: Management fee	19,616
Administration fee	9,833
Distribution service fees	39,531
Services to shareholders	14,645
Custodian fee	7,285
Legal	2,805
Auditing	36,760
Trustees' fees and expenses	6,562
Reports to shareholders	31,750
Offering expenses	102,056
Registration fees	3,080
Other	3,118
Total expenses before expense reductions	277,041
Expense reductions	(188,877)
Total expenses after expense reductions	88,164
Net investment income	83,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	21,977
Capital gain distributions from Underlying Affiliated Funds	212,520
234,497
Change in unrealized appreciation (depreciation) on investments	244,045
Net gain (loss)	478,542
Net increase (decrease) in net assets resulting from operations	$ 561,816
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended July 31, 2007*

Operations: Net investment income	$ 83,274
Net realized gain (loss)	234,497
Change in net unrealized appreciation (depreciation)	244,045
Net increase (decrease) in net assets resulting from operations	561,816
Distributions to shareholders from: Net investment income: Class A	(72,086)
Class C	(28,085)
Class S	(3,867)
Institutional Class	(1,450)
Net realized gains: Class A	(1,061)
Class C	(483)
Class S	(54)
Institutional Class	(20)
Fund share transactions: Proceeds from shares sold	22,999,903
Reinvestment of distributions	93,740
Cost of shares redeemed	(1,760,132)
Redemption fees	1,355
Net increase (decrease) in net assets from Fund share transactions	21,334,866
Increase (decrease) in net assets	21,789,576
Net assets at beginning of period	—
Net assets at end of period (including undistributed net investment income of $140,097)	$ 21,789,576
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

Financial Highlights

Class A Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.11
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.29
Less distributions from: Net investment income	(.22)
Net realized gains	(.00)***
Total distributions	(.22)
Redemption fees	.00***
Net asset value, end of period	$ 11.07
Total Return (%)[c,d,e]	12.99**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13
Ratio of expenses before expense reductions (%)[f]	2.62*
Ratio of expenses after expense reductions (%)[f]	.69*
Ratio of net investment income (loss) (%)	1.06*
Portfolio turnover rate (%)	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.21
Less distributions from: Net investment income	(.19)
Net realized gains	(.00)***
Total distributions	(.19)
Redemption fees	.00***
Net asset value, end of period	$ 11.02
Total Return (%)[c,d,e]	12.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)[f]	3.34*
Ratio of expenses after expense reductions (%)[f]	1.44*
Ratio of net investment income (loss) (%)	.31*
Portfolio turnover rate (%)	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.13
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.31
Less distributions from: Net investment income	(.23)
Net realized gains	(.00)***
Total distributions	(.23)
Redemption fees	.00***
Net asset value, end of period	$ 11.08
Total Return (%)[c,d]	13.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)[e]	2.43*
Ratio of expenses after expense reductions (%)[e]	.44*
Ratio of net investment income (loss) (%)	1.31*
Portfolio turnover rate (%)	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14
Net realized and unrealized gain (loss)	1.17
Total from investment operations	1.31
Less distributions from: Net investment income	(.23)
Net realized gains	(.00)***
Total distributions	(.23)
Redemption fees	.00***
Net asset value, end of period	$ 11.08
Total Return (%)[c,d]	13.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.10
Ratio of expenses before expense reductions (%)[e]	2.54*
Ratio of expenses after expense reductions (%)[e]	.39*
Ratio of net investment income (loss) (%)	1.36*
Portfolio turnover rate (%)	3**
[a] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Allocation Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are not generally available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 161,520
Undistributed long-term capital gains	$ 152,265
Unrealized appreciation (depreciation) on investments	$ 243,629

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended July 31, 2007**
Distributions from ordinary income*	$ 107,106
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from August 16, 2006 to July 31, 2007.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying DWS Funds are recorded on the ex-dividend date.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement was equivalent to the annual rates shown below of the Fund's average daily net assets, accrued daily and payable monthly:

First $500 million of the Fund's average daily net assets	.200%
Next $500 million of such net assets	.190%
Next $1.0 billion of such net assets	.180%
Next $1.0 billion of such net assets	.170%
Next $1.5 billion of such net assets	.165%
Next $1.5 billion of such net assets	.160%
Next $1.5 billion of such net assets	.155%
Next $1.5 billion of such net assets	.150%
Next $1.5 billion of such net assets	.145%
Over $10.5 billion of such net assets	.140%

The Advisor has agreed to waive its 0.20% management fee until the fund reaches $50 million in assets. In addition, for the period from August 16, 2006 (commencement of operations) through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.69%
Class C	1.44%
Class S	.44%
Institutional Class	.39%

The Fund will continue to bear its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which it is invested.

Accordingly, for the period from August 16, 2006 (commencement of operations) to July 31, 2007, the Advisor waived $19,616 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period from August 16, 2006 (commencement of operations) to July 31, 2007, the Advisor reimbursed the Fund $54,036 of other expenses and $102,056 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For period from August 16, 2006 (commencement of operations) to July 31, 2007, the Advisor received an Administration fee of $9,833, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the period from August 16, 2006 (commencement of operations) through July 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2007
Class A	$ 8,273	$ 2,359	$ 464
Class C	4,474	19	1,614
Class S	1,264	790	—
Institutional Class	168	168	—
	$ 14,179	$ 3,336	$ 2,078

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from August 16, 2006 (commencement of operations) to July 31, 2007, the Distribution Fee charged to Class C shares by DWS-SDI was $22,445, of which $4,151 is unpaid.

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from August 16, 2006 (commencement of operations) to July 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2007	Annualized Effective Rate
Class A	$ 12,366	$ 1,540.21%
Class C	4,720	4,235.16%
	$ 17,086	$ 5,775

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the period from August 16, 2006 (commencement of operations) through July 31, 2007, aggregated $36,154.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from August 16, 2006 (commencement of operations) to July 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from August 16, 2006 (commencement of operations) to July 31, 2007, the amount charged to the Fund by DIMA included in the Statements of Operations under "reports to shareholders" aggregated $10,407, of which $5,237 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended July 31, 2007*
	Shares	Dollars
Shares sold
Class A	1,213,056	$ 13,151,266
Class C	662,137	7,175,032
Class S	235,186	2,581,214
Institutional Class	8,669	92,391
		$ 22,999,903
Shares issued to shareholders in reinvestment of distributions
Class A	5,950	$ 63,599
Class C	2,413	25,798
Class S	367	3,922
Institutional Class	39	421
		$ 93,740
Shares redeemed
Class A	(84,547)	$ (951,712)
Class C	(41,958)	(469,325)
Class S	(30,046)	(339,095)
		$ (1,760,132)
Redemption fees		$ 1,355
Net increase (decrease)
Class A	1,134,459	$ 12,264,407
Class C	622,592	6,731,566
Class S	205,507	2,246,081
Institutional Class	8,708	92,812
		$ 21,334,866
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

E. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Equity Trust and the Shareholders of DWS Core Plus Allocation Fund:

We have audited the accompanying statement of assets and liabilities of DWS Core Plus Allocation Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of July 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the period from August 16, 2006 (commencement of operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate procedures where replies from broker were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Core Plus Allocation Fund at July 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 16, 2006 (commencement of operations) to July 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 14, 2007

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $168,000 as capital gain dividends for its year ended July 31, 2007, of which 100% represents 15% rate gains.

For federal Income tax purposes, the Fund designates $412,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	CORAX	CORPX	CORSX	CORIX
CUSIP Number	233376 409	233376 508	233376 607	233376 706
Fund Number	478	778	2178	579

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2007, DWS Core Plus Allocation Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS ALLOCATION FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$31,794	$0	$4,336	$0
2006*	n/a	$0	n/a	$0

* Fund commenced operations on August 16, 2006.

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$262,000	$466,614	$0
2006	$170,000	$325,304	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$4,336	$466,614	$1,319,326	$1,790,276
2006	n/a	$325,304	$518,300	$843,604

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 1, 2007